UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 11, 2023

CACTUS ACQUISITION CORP. 1 LIMITED

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40981	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4B Cedar Brook Drive
Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

(609) 495-2222

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half redeemable warrant	CCTSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCTS	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CCTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Actions in Connection with Extraordinary General Meeting

As previously disclosed, Cactus Acquisition Corp. 1 Limited, a Cayman Islands exempted company (“Cactus” or the “Company”) has called an extraordinary general meeting in lieu of 2023 annual general meeting of the Company to be held at 9:00 a.m. Eastern Time/4:00 p.m. local (Israel) time on April 20, 2023 (the “Meeting”) for the sole purposes of considering and voting on, among other proposals:

●	A proposal to approve, by way of special resolution, an amendment to Cactus’ Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date (the “Termination Date”) by which Cactus has to consummate a business combination (the “Extension”) from May 2, 2023 (the “Original Termination Date”) to November 2, 2023 (the “Extension Date”) or such earlier date as may be determined by Cactus’ board of directors (the “Board”) in its sole discretion (the “Articles Extension Proposal”);

●	A proposal to amend the Company’s investment management trust agreement, dated as of November 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental,” or the “Trustee”), to provide for the Extension to the Extension Date pursuant to the Articles Extension Proposal (the “Trust Extension Proposal”); and

●	A proposal to approve, by way of special resolution, an amendment to Cactus’ Articles to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) to convert such shares into Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Conversion Amendment”) (the “Conversion Amendment Proposal”).

On April 11, 2023, the Company issued a press release announcing several actions being undertaken in anticipation of the Meeting:

Sponsor Contributions to Trust Account

If the Extension is approved at the Meeting and implemented, the Company’s sponsor, Cactus Healthcare Management LP (the “Sponsor”), or its designees will deposit into the Company’s trust account as a loan (a “Contribution”, and the Sponsor or its designee making such Contribution, a “Contributor”), on the Original Termination Date, and on the 2nd day of each subsequent calendar month until the Extension Date, the lesser of (x) $40,000 and (y) $0.02 per public share multiplied by the number of public shares outstanding on such applicable date (each date on which a Contribution is to be deposited into the Company’s trust account, a “Contribution Date”).

If a Contributor fails to make a Contribution by an applicable Contribution Date (subject to a three business day grace period), the Company will liquidate and dissolve as soon as practicable after such date and in accordance with the Company’s Articles. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extension Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the requisite proposals at the Meeting and the implementation of the Extension. No Contribution will occur if such proposals are not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

1

Trust Funds Will Not Be Withdrawn to Pay Excise Taxes

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemptions of public shares on or after January 1, 2023, including in connection with the Extension, may be subject to such excise tax. The Company confirms that if the Extension is implemented, it will not withdraw any funds from the trust account, including interest earned on the funds held in the trust account, to pay for the 1% excise tax that may become due under the IR Act.

Trust Funds to Be Held in Interest-Bearing Account, if Liquidated

If the Extension is implemented and the Company thereafter determines to liquidate the U.S. government treasury obligations or money market funds held in the trust account, the Company intends to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a national bank. Interest on such deposit account currently yields approximately 4.5% per annum, but such deposit account carries a variable rate and the Company cannot assure investors that such rate will not decrease or increase significantly.

Class B Ordinary Shares to Be Converted if Extension is Implemented

If each of the Articles Extension Proposal, Trust Extension Proposal and Conversion Amendment Proposal is approved at the Meeting, the Sponsor, as the sole holder of the Class B ordinary shares, has agreed to convert all Class B ordinary shares to Class A ordinary shares, on a one-for-one basis, in accordance with the Company’s Articles, upon the implementation of the Extension (collectively, the “Class B Conversion”). The Class B Conversion would be effected prior to the redemption of any public shares in connection with the implementation of the Extension and would result in an additional 3,162,500 Class A ordinary shares outstanding. Notwithstanding the Class B Conversion, the Sponsor, as well as the Company’s officers and directors, will be not entitled to receive any funds held in the trust account with respect to any Class A ordinary shares issued to such holders as a result of the Class B Conversion.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the approval of certain proposals at the Meeting, implementation of the Extension or any Contributions to the trust account, any excise tax liabilities of the Company under the IR Act, liquidation of any securities held in the trust account, placement of funds held in the trust account in an interest-bearing demand deposit account being permitted by the trustee of the trust account or current or future interest rates on funds held in the trust account. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the definitive proxy statement related to the Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 20, 2023 (the “Definitive Proxy Statement”), the Company’s most recent Annual Report on Form 10-K and other documents filed with the SEC. Copies of such filings are available at the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

2

Additional Information and Where to Find It

Further information related to attendance, voting and the proposals to be considered and voted on at the Meeting is described in the Definitive Proxy Statement, which has been mailed to the Company’s shareholders of record as of the record date for the Meeting. Investors and security holders of the Company are advised to read the Definitive Proxy Statement because it contains important information about the Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Stephen T. Wills, Chief Financial Officer, c/o Cactus Acquisition Corp. 1 Ltd., 4B Cedar Brook Drive, Cranbury, NJ 08512, email: swills@cactususac1.com; telephone: (609) 495-2222.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposals to be considered and voted on at the Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2023

CACTUS ACQUISITION CORP. 1 LIMITED

By:	/s/ Stephen T. Wills
Name:	Stephen T. Wills
Title:	Chief Financial Officer

4